SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  January 20, 2005
                                                         (January 19, 2005)

                              Market Central, Inc.

          Delaware                      0-22969                  59-3562953

(State or other jurisdiction    (Commission File ID No.)     (IRS Employer No.)
      of incorporation)

                              1650A Gum Branch Road
                             Jacksonville, NC 28540
                    (Address of principal executive offices)

                                 (910) 478-0097
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On January 19, 2005, Market Central, Inc. issued a press release announcing that it has entered into a non-binding letter of intent to sell its eCommerce Division, Contact Call Center located in Jacksonville, NC to CustomerLinx, Inc. for 10% of the outstanding shares of CustomerLinx, Inc. common stock with a provision in the sale for incremental shares based upon the performance of the Jacksonville call center during the year following the sale. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the letter of intent is attached as Exhibit 99.2 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

         Not applicable.

(b) Pro Forma Financial Information

         Not applicable.

(c) Exhibits

      99.1 Press Release on non-binding letter of intent with CustomerLinx, Inc.

      99.2     Letter of Intent between Market Central, Inc. and CustomerLinx,
               Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     Market Central, Inc.
                                     (Registrant)


Dated:  January 20, 2005             By: /s/ Clifford Clark
                                         ---------------------------------------
                                         Clifford Clark, Chief Financial Officer



                                      -3-